SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 16, 2003            Commission File Number 0-23155

TRIMERIS, INC.

(Exact name of registrant)

Delaware	56-1808663
(State of organization)	(I.R.S. Employer Identification Number)

3518 Westgate Drive, Suite 300, Durham, North Carolina 27707

(Address of principal executive offices and zip code)

(919) 419-6050

(Registrant’s telephone number)

ITEM 5. OTHER EVENTS

Trimeris, Inc. incorporates herein by reference the information contained in the statement filed as Exhibit 99.1 to this Current Report.

ITEM 7. EXHIBITS

Exhibit No.
99.1	Press Release dated December 16, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS, INC.

By:	/s/ Dani Bolognesi

Dani Bolognesi Chief Executive Officer and Chief Scientific Officer

Dated December 16, 2003